SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

______________________________

Cash Account Trust

Tax-Exempt Portfolio

Daily Assets Fund

Deutsche Money Market Prime Series

Deutsche Variable NAV Money Fund

In July of 2014, the Securities and Exchange Commission (“SEC”) adopted money market fund reforms that impact the operation of registered money market funds, including the funds. The funds are required to comply with money market fund reforms by the specified compliance dates, with the latest being October 14, 2016 (the “Compliance Date).

Under the money market fund reforms, registered money market funds that qualify as “retail money market funds” and “government money market funds” will be permitted to continue to utilize the “amortized cost” method of valuation to seek to transact at a stable net asset value per share (“NAV”) on or after the Compliance Date. A “retail money market fund” is defined under the money market fund reforms as a fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

Registered money market funds that do not qualify as retail money market funds or government money market funds (collectively, “institutional money market funds”) would be required to price and transact in their shares at a floating NAV reflecting current market values for their portfolio securities on or before the Compliance Date. The Deutsche Variable NAV Money Fund currently processes and transacts in its shares at a floating NAV calculated at 4 p.m. each day that the fund is open for business.

Retail money market funds and institutional money market funds must also implement policies and procedures reasonably designed to ensure the funds will be able to impose liquidity fees on redemptions and/or redemption gates suspending redemptions under certain limited circumstances and subject to the actions of the fund’s Board by the Compliance Date.

Retail money market funds and institutional money market funds will no longer use NRSRO ratings to determine whether a security presents minimal credit risk. Effective October 14, 2016, the second paragraph under the heading “Management process” in the Fund Details section for each of the retail money market funds and institutional money market funds will be deleted and replaced with the following:

In considering whether a security presents minimal credit risks, the Advisor will analyze the capacity of the security’s issuer or guarantor to meet its financial obligations, which includes, as appropriate, with respect to the issuer or guarantor the following factors: (i) financial condition, (ii) sources of liquidity, (iii) ability to react to future market-wide and issuer specific events, including ability to repay debt in a highly adverse situation; and (iv) position within its industry and industry strength within the economy and relative to economic trends and the issuer’s or guarantor’s competitive position within its industry.

October 7, 2016

PRO_SAISTKR-287

On or prior to the Compliance Date, each fund and all its share classes will qualify as either a retail money market fund or institutional money market fund as follows:

Fund	Type	Stable NAV Permitted	Implementation of Liquidity Fees and/or Redemption Gates
Deutsche Money Market Prime Series	Retail Money Market Fund	Yes	Yes
Cash Account Trust: Tax-Exempt Portfolio	Retail Money Market Fund	Yes	Yes
Daily Assets Fund	Institutional Money Market Fund	No	Yes
Deutsche Variable NAV Money Fund	Institutional Money Market Fund	No	Yes

Deutsche Retail Money Market Funds

Beginning on or about September 16, 2016, Deutsche Money Market Prime Series and Tax-Exempt Portfolio of Cash Account Trust (the “Deutsche Retail MMFs”) implemented policies and procedures that are reasonably designed to limit beneficial ownership of each fund’s shares to natural persons. From and after such date, only accounts beneficially owned by natural persons will be permitted to retain their shares in each Deutsche Retail MMF. Certain financial intermediaries who have been working with the Deutsche Retail MMFs to involuntarily redeem accounts not beneficially owned by natural persons, may be permitted to retain such accounts in the Deutsche Retail MMFs through October 13, 2016. Each Deutsche Retail MMF will continue to operate with its existing investment objective and investment strategies and will continue to seek to maintain a $1.00 stable NAV. (Although each fund will seek to maintain a $1.00 NAV, there is no guarantee that it will be able to do so and if the NAV falls below $1.00, you would lose money.) In addition, each Deutsche Retail MMF will be required to be able to implement liquidity fees and/or redemption gates by the Compliance Date.

Natural persons may invest, or continue to invest, in a Deutsche Retail MMF directly or through certain tax-advantaged savings accounts, trusts and other retirement accounts, which may include participant directed defined contribution plans, individual retirement accounts, simplified employee pension arrangements, simple retirement accounts, custodial accounts, deferred compensation plans, medical savings accounts, college savings plans, health savings account plans, or certain other accounts where the ultimate decision maker is an institution (e.g., an investment adviser managing discretionary investment accounts for natural persons or a plan sponsor of a retirement account).

In order to separate eligible investors within the funds, the Board of each Deutsche Retail MMF, on the recommendation of Deutsche Investment Management Americas Inc. (“DIMA”), approved the closing of each Deutsche Retail MMF to new investors that are not natural persons effective on or about July 1, 2016.

From and after September 15, 2016, financial intermediaries will be required to take steps to remove any shareholders on behalf of whom they hold shares in a Deutsche Retail MMF that are not eligible to be invested in the fund. Certain financial intermediaries who have been working with the Deutsche Retail MMFs to involuntarily redeem accounts not beneficially owned by natural persons, may be permitted to retain such accounts in the Deutsche Retail MMFs through October 13, 2016. Financial intermediaries will also be required to provide the funds a written statement or other representation that they have in place, and operate in compliance with, policies and procedures that are reasonably designed to limit beneficial ownership of the funds to natural persons. Financial intermediaries will not be permitted to submit purchase orders if they have not provided such a written statement or representation.

In order to ensure that the Deutsche Retail MMFs are beneficially owned by natural persons, each fund may redeem investors that do not satisfy the eligibility requirements of the Deutsche Retail MMFs. Each Deutsche Retail MMF will provide advanced written notice of its intent to make any such involuntary redemptions. From and after September 15, 2016, the Deutsche Retail MMFs may involuntarily redeem shares in accounts if the Deutsche Retail MMF does not believe that the account is beneficially owned by a natural person. Certain financial intermediaries

October 7, 2016

PRO_SAISTKR-287

who have been working with the Deutsche Retail MMFs to involuntarily redeem accounts not beneficially owned by natural persons, may be permitted to retain such accounts in the Deutsche Retail MMFs through October 13, 2016.

In addition, the share class of Tax Exempt Portfolio noted below changed its name effective on July 1, 2016 as follows:

Current Share Class Name	New Share Class Name (Effective on or About July 1, 2016)
Deutsche Tax-Exempt Cash Institutional Shares	Deutsche Tax-Exempt Cash Premier Shares

A summary of the key dates and events for the Deutsche Retail MMFs is set forth below:

•	Effective on or about July 1, 2016:

o	The Deutsche Retail MMFs will not open any new account of which the beneficial owner is not a natural person.
o	The “Deutsche Tax-Exempt Cash Institutional Shares” class of Tax-Exempt Portfolio changed its name to “Deutsche Tax-Exempt Cash Premier Shares.”

•	Beginning on or about September 15, 2016 (through October 13, 2016 for certain financial intermediaries):

o	The Deutsche Retail MMFs may involuntarily redeem shares in accounts if the Deutsche Retail MMF does not believe that the account is beneficially owned by a natural person.
o	Financial intermediaries will be required to take steps to remove any shareholders on behalf of whom they hold shares in a Deutsche Retail MMF that are not eligible to be invested in the fund.
o	Financial intermediaries will be required to provide the Deutsche Retail MMFs with a written statement or other representation that they have in place, and operate in compliance with, policies and procedures that are reasonably designed to limit beneficial ownership of the funds to natural persons.
o	Financial intermediaries will not be permitted to submit purchase orders if they have not provided such a written statement or representation.

•	Beginning on or about September 16, 2016:

o	The Deutsche Retail MMFs will implement policies and procedures that are reasonably designed to limit beneficial ownership of each fund’s shares to natural persons.

•	Effective on or about October 14, 2016:

o	The Deutsche Retail MMFs will implement policies and procedures reasonably designed to ensure the funds will be able to impose liquidity fees on redemptions and/or redemption gates suspending redemptions under certain limited circumstances and subject to the actions of the fund’s Board.

October 7, 2016

PRO_SAISTKR-287

Deutsche Institutional Money Market Funds

Under the money market fund reforms, all investors, including natural persons, that meet the eligibility requirements may purchase shares of Daily Assets Fund and Deutsche Variable NAV Money Fund (the “Deutsche Institutional MMFs”), but the funds will be required to price and transact in their shares at a floating NAV to four decimal places in the case of a fund with a $1.00 target share price (e.g., $1.0000) or an equivalent or more precise level of accuracy for funds with a different share price (e.g., a fund that has a target share price of $10.00 could price its shares at $10.000) reflecting current market values for their portfolio securities on or before the Compliance Date. Currently, the Deutsche Variable NAV Money Fund transacts in its shares at a floating NAV calculated at 4 p.m. each business day. DIMA currently expects that the Daily Assets Fund will transition to a floating NAV on or about October 10, 2016. As a result, Daily Assets Fund will begin to value its portfolio securities using market based factors and will no longer use the “amortized cost” method of valuation effective on or about October 10, 2016.

In order to provide shareholders with liquidity multiple times per day, DIMA recommended, and the Board of each fund approved, that the NAV for each class of the Deutsche Institutional MMFs be calculated, effective on or about October 10, 2016, as of the following times each day that the fund is open for business:

Fund	Current NAV Calculation Time	New NAV Calculation Times (Effective on or about October 10, 2016)
Deutsche Variable NAV Money Fund	4:00 p.m.	9:00 a.m.; 12:00 p.m.; 3:00 p.m.; and 5:00 p.m.
Daily Assets Fund	5:00 p.m.	9:00 a.m.; 12:00 p.m.; 3:00 p.m.; and 5:00 p.m.

Until such date, the Daily Assets Fund will continue to seek to maintain a stable $1.00 NAV using the amortized cost method to value its portfolio securities. (Although the fund will seek to maintain a $1.00 NAV, there is no guarantee that it will be able to do so and if the NAV falls below $1.00, you would lose money.) Additionally, Deutsche Variable NAV Money Fund will continue to process and transact in its shares at a floating NAV calculated once each business day reflecting current market values for its portfolio securities.

Effective as of such date as the Daily Assets Fund transitions to a floating NAV (which date shall be on or about October 10, 2016), all references to the fund maintaining a stable $1.00 share price and using amortized cost to value securities are deleted, the second paragraph under the heading “MAIN RISKS” in the fund’s summary prospectus and the summary section and Fund Details section of the prospectus will be deleted and replaced with the following and “Pricing risk” is added:

Money market fund risk. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Pricing risk. Any time the fund uses any valuation methodology other than market prices, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than market value when buying fund shares or receive less than market value when selling fund shares.

October 7, 2016

PRO_SAISTKR-287

Processing of Trade Orders

All purchase, redemption and exchange orders must be received in good order and will generally be priced at the NAV next calculated after it is received in good order.

If a wire transfer purchase order is received in good order for before 9:00 a.m., 12:00 p.m. or 3:00 p.m. Eastern time, it will normally receive the dividend for that day. Purchase orders processed at 5:00 p.m. Eastern time will not receive the dividend for that day. Redemption orders processed at 9:00 a.m., 12:00 p.m. or 3:00 p.m. will not be entitled to that day’s dividend. However, redemption orders processed at 5:00 p.m. will be entitled to the same day dividend.

A summary of the key dates and events for the Deutsche Institutional MMFs is set forth below:

•	Effective on or about October 10, 2016:

o	Daily Assets Fund will transition it share price from a stable NAV of $1.00 to a floating NAV.
o	Daily Assets Fund will begin to use market based factors and will no longer use the “amortized cost” method of valuation to value its portfolio securities.
o	Each Deutsche Institutional MMF will calculate its NAV multiple times each day that the fund is open for business (typically, 9:00 a.m., 12:00 p.m., 3:00 p.m., and 5:00 p.m.).
o	Shares of Daily Assets Fund will no longer be available for purchase on the fund’s Web site.

•	Effective on or about October 14, 2016:

o	The Deutsche Institutional MMFs will implement policies and procedures reasonably designed to ensure the funds will be able to impose liquidity fees on redemptions and/or redemption gates suspending redemptions under certain limited circumstances and subject to the actions of the fund’s Board.

October 7, 2016

PRO_SAISTKR-287

Liquidity Fees and Redemption Gates

Effective on or about October 14, 2016, if a Deutsche Retail MMF’s or Deutsche Institutional MMF’s weekly liquid assets fall below 30%, the Board of the fund may, in its discretion, impose a liquidity fee of up to 2% of the value of the shares redeemed and/or put on a gate to temporarily suspend redemptions. In addition, if a Deutsche Retail MMF’s or Deutsche Institutional MMF’s weekly liquid assets fall below 10%, the fund must impose a liquidity fee of 1% of the value of the shares redeemed, unless the Board of the fund determines that not doing so is in the best interest of the fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the fund. Weekly liquid assets include (i) cash, (ii) direct obligations of the U.S. Government, (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity date of 60 days or less, (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, or (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

A liquidity fee or redemption gate must automatically terminate at the beginning of the next business day once a fund’s weekly liquid assets reach at least 30% of its total assets. Additionally, redemption gates may only be put in place for up to 10 business days in any 90-day period. In addition, the Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund.

To the extent a fund implements a liquidity fee, it is currently expected that the liquidity fee would generally apply to all redemptions at the first net asset value calculation on the next business day following notification to financial intermediaries and shareholders. However, the Board, in its discretion, may elect to impose a liquidity fee on an intra-day basis. A liquidity fee will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. A liquidity fee would reduce the amount you receive upon redemption of your shares.

In the event that a fund imposes a redemption gate, the fund or any financial intermediary will not accept a redemption request until the fund provides notice that the redemption gate has been removed. It is also currently expected that a redemption gate would be implemented concurrently with the notification to financial intermediaries and shareholders. Redemption requests that are received when a redemption gate is imposed will be cancelled without further notice. If you wish to redeem once the redemption gate has been lifted, you will need to submit a new redemption request.

When a liquidity fee or redemption gate is in place, a fund may elect to continue to permit the purchase of fund shares.

The imposition and termination of liquidity fees or redemption gates is required to be reported to the SEC on Form N-CR. In addition, a fund will communicate the decision to impose a liquidity fee or redemption gate to shareholders via the Deutsche Funds’ websites (dbadvisorsliquidity.com/US or deutschefunds.com) and through a supplement to the affected funds’ prospectuses.

The following information replaces similar disclosure in “APPENDIX II-C – FEE RATES OF SERVICE PROVIDERS” of each fund’s Statement of Additional Information:

Fee payable to DSC for transfer agency and shareholder services. DSC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the Deutsche money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds’ total assets, but the percentage will

October 7, 2016

PRO_SAISTKR-287

fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC’s system for up to 18 months after closing for tax reporting purposes.

Please Retain This Supplement for Future Reference

October 7, 2016

PRO_SAISTKR-287